UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 6, 2026

WW INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	001-16769	11-6040273
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18 West 18th Street, 7th Floor, New York, New York	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 589-2700

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	WW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 7, 2026, WW International, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial Filing”) to report that on April 6, 2026, the Board of Directors of the Company (the “Board”) unanimously elected Lisa Gavales and Sue E. Gove as directors of the Company, effective April 7, 2026. At the time of the Initial Filing, the Board had not made a determination regarding committee assignments for Ms. Gavales or Ms. Gove. The Company is filing this Current Report on Form 8-K/A to disclose the committee assignments for Ms. Gavales and Ms. Gove.

On April 8, 2026, the Board appointed Ms. Gavales to serve as a member of the Compensation and Benefits Committee and Strategy and Finance Committee, and appointed Ms. Gove to serve as a member of the Audit Committee and the Nominating and Corporate Governance Committee, effective immediately.

Item 7.01.	Regulation FD Disclosure.

A copy of the Company’s press release announcing the committee appointments of Ms. Gavales and Ms. Gove has been furnished as Exhibit 99.1 to this Current Report on Form 8-K/A.

The information contained in Items 7.01 and 9.01 of this Current Report on Form 8-K/A is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in Items 7.01 and 9.01 of this Current Report on Form 8-K/A shall not be incorporated by reference into any registration statement or other document or filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit	Description

Exhibit 99.1	Press Release dated April 9, 2026.

Exhibit 104	The cover page from this Current Report on Form 8-K/A, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WW INTERNATIONAL, INC.

DATED: April 9, 2026	By:	/s/ Felicia DellaFortuna
	Name:	Felicia DellaFortuna
	Title:	Chief Financial Officer

3